Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Unconstrained Bond Fund, dated October 6, 2014, is incorporated herein by reference to Exhibit (d)(236) to Post-Effective Amendment No. 208 to Janus Investment Fund registration statement on Form N-1A, filed on October 28, 2014; accession number 0000950123-14-010561 (File No. 2-34393).

Form of Janus Investment Fund Investment Advisory Agreement - INTECH Emerging Markets Managed Volatility Fund is incorporated herein by reference to Exhibit
(d)(237) to Post-Effective Amendment No. 212 to Janus Investment Fund registration statement on Form N-1A, filed on December 17, 2014; accession number 0000950123-14-012739 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Heidi W. Hardin and Stephanie Grauerholz.

Form of Janus Investment Fund Sub-Advisory Agreement - INTECH Emerging Markets Managed Volatility Fund is incorporated herein by reference to Exhibit (d)(238) to Post-Effective Amendment No. 212 to Janus Investment Fund registration statement on Form N-1A, filed on December 17, 2014; accession number 0000950123-14-012739 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz and Justin B. Wright.

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Global Dividend Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(239) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - INTECH Global Dividend Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(240) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH International Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(241) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - INTECH International Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit
(d)(242) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH U.S. Growth Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(243) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund  Sub-Advisory  Agreement - INTECH U.S. Growth
Fund,  dated December 17, 2014, is  incorporated  herein by reference to Exhibit
(d)(244) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH U.S. Value Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(245) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - INTECH U.S. Value Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit
(d)(246) to Post-Effective Amendment No. 217 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2015; accession number 0000950123-15-000491 (File No. 2-34393).